EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, McAlister C. Marshall, II and Joseph W. Dziedzic, and each of them (with full power of substitution), her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing by the Company of Post-Effective Amendment No. 6 (the “Post-Effective Amendment”) to the Registration Statement on Form S-8, as amended, relating to the Company’s 1979 Stock Option Plan and any further amendments, including further post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign her name as an officer and/or director of the Company, as the case may be, to the Post-Effective Amendment and any further amendments to the Form S-8, including further post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2013.

/s/ Betty C. Alewine
Betty C. Alewine

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, McAlister C. Marshall, II and Joseph W. Dziedzic, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing by the Company of Post-Effective Amendment No. 6 (the “Post-Effective Amendment”) to the Registration Statement on Form S-8, as amended, relating to the Company’s 1979 Stock Option Plan and any further amendments, including further post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Post-Effective Amendment and any further amendments to the Form S-8, including further post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2013.

/s/ Paul G. Boynton
Paul G. Boynton

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, McAlister C. Marshall, II and Joseph W. Dziedzic, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing by the Company of Post-Effective Amendment No. 6 (the “Post-Effective Amendment”) to the Registration Statement on Form S-8, as amended, relating to the Company’s 1979 Stock Option Plan and any further amendments, including further post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Post-Effective Amendment and any further amendments to the Form S-8, including further post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2013.

/s/ Marc C. Breslawsky
Marc C. Breslawsky

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, McAlister C. Marshall, II and Joseph W. Dziedzic, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing by the Company of Post-Effective Amendment No. 6 (the “Post-Effective Amendment”) to the Registration Statement on Form S-8, as amended, relating to the Company’s 1979 Stock Option Plan and any further amendments, including further post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Post-Effective Amendment and any further amendments to the Form S-8, including further post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2013.

/s/ Reginald D. Hedgebeth
Reginald D. Hedgebeth

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, McAlister C. Marshall, II and Joseph W. Dziedzic, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing by the Company of Post-Effective Amendment No. 6 (the “Post-Effective Amendment”) to the Registration Statement on Form S-8, as amended, relating to the Company’s 1979 Stock Option Plan and any further amendments, including further post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Post-Effective Amendment and any further amendments to the Form S-8, including further post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2013.

/s/ Michael J. Herling
Michael J. Herling

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, McAlister C. Marshall, II and Joseph W. Dziedzic, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing by the Company of Post-Effective Amendment No. 6 (the “Post-Effective Amendment”) to the Registration Statement on Form S-8, as amended, relating to the Company’s 1979 Stock Option Plan and any further amendments, including further post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Post-Effective Amendment and any further amendments to the Form S-8, including further post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2013.

/s/ Murray D. Martin
Murray D. Martin

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Thomas C. Schievelbein, McAlister C. Marshall, II and Joseph W. Dziedzic, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing by the Company of Post-Effective Amendment No. 6 (the “Post-Effective Amendment”) to the Registration Statement on Form S-8, as amended, relating to the Company’s 1979 Stock Option Plan and any further amendments, including further post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Post-Effective Amendment and any further amendments to the Form S-8, including further post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2013.

/s/ Ronald L. Turner
Ronald L. Turner